EXHIBIT 10.22
Summary of Compensation Arrangements of Certain Executive Officers of Flex Ltd.
(as of May 16, 2017)
Note: The following summary of compensation arrangements does not include all previously-reported compensation arrangements or awards granted under previously-disclosed incentive plans. Disclosures with respect to compensation for Named Executive Officers for the 2017 fiscal year will be included in the Company’s definitive proxy statement for the Company’s 2017 Annual General Meeting of Shareholders, and disclosures with respect to compensation for Named Executive Officers for the 2018 fiscal year will be included in the Company’s definitive proxy statement for the Company’s 2018 Annual General Meeting of Shareholders.
Compensation for Michael M. McNamara (Chief Executive Officer)
Mr. McNamara’s current annual base salary is $1,250,000. In addition, Mr. McNamara will be eligible to participate in the Company’s annual incentive bonus plan and long-term cash incentive deferred compensation plan. Mr. McNamara will be eligible to receive awards of performance-based restricted share unit awards and service-based restricted share unit awards under the Company’s equity incentive plan as part of his fiscal year 2018 compensation.
Compensation for Christopher Collier (Chief Financial Officer)
Mr. Collier’s current annual base salary is $700,000. In addition, Mr. Collier will be eligible to participate in the Company’s annual incentive bonus plan and the long-term cash incentive deferred compensation program. Mr. Collier also will be eligible to receive awards of performance-based restricted share unit awards and service-based restricted share unit awards under the Company’s equity incentive plan and a long-term cash performance bonus as part of his fiscal year 2018 compensation.
Compensation for Francois P. Barbier
Mr. Barbier’s current annual base salary is $710,000. In addition, Mr. Barbier will be eligible to participate in the Company’s annual incentive bonus plan and long-term cash incentive deferred compensation plan. Mr. Barbier also will be eligible to receive awards of performance-based restricted share unit awards and service-based restricted share unit awards under the Company’s equity incentive plan and a long-term cash performance bonus as part of his fiscal year 2018 compensation.
Compensation for Paul Humphries
Mr. Humphries’s current annual base salary is $710,000. In addition, Mr. Humphries will be eligible to participate in the Company’s annual incentive bonus plan and long-term cash incentive deferred compensation plan. Mr. Humphries also will be eligible to receive awards of performance-based restricted share unit awards and service-based restricted share unit awards under the Company’s equity incentive plan and a long-term cash performance bonus as part of his fiscal year 2018 compensation.